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                 [ARTHUR ANDERSEN LLP LETTERHEAD APPEARS HERE]

                                                                   EXHIBIT 11(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to all references to our firm included in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Heitman Securities Trust (File No. 33-24611).



Arthur Andersen LLP

Philadelphia, PA
April 17, 1998